SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               Sparta Foods, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                               SPARTA FOODS, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   to be held
                                  July 9, 1999


         A Special Meeting of Shareholders of Sparta Foods, Inc. will be held at the office of Fredrikson & Byron, P.A., Suite 1300 International Centre, 900 Second Avenue South, Minneapolis, Minnesota, on Friday, July 9, 1999, at 3:30 p.m. (Central Daylight Time), for the following purposes:

         1. To approve a 500,000 share increase in the number of shares reserved for issuance under the Company's Amended and Restated Stock Option Plan.

         2. To take action upon any other business that may properly come before the meeting or any adjournment or postponement thereof, including a proposal to adjourn or postpone the Special Meeting.

         Accompanying this Notice of Annual Meeting is a Proxy Statement and form of Proxy, which are sent to you by order of the Board of Directors.

         Only shareholders of record shown on the books of the Company at the close of business on May 28, 1999, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.



                                                   A. Merrill Ayers,
                                                   Secretary

Dated:   June 4, 1999
         New Brighton, Minnesota

                               SPARTA FOODS, INC.



                                 PROXY STATEMENT
                                       for
                         Special Meeting of Shareholders
                             to be held July 9, 1999



                                  INTRODUCTION

         This Proxy Statement is being furnished to the shareholders of Sparta Foods, Inc. ("Sparta" or the "Company") in connection with the solicitation by the Company's Board of Directors of proxies to be voted at the Special Meeting of Shareholders (the "Special Meeting") to be held on July 9, 1999, and at any adjournment thereof, for the purposes set forth in the attached Notice of Special Meeting. The mailing address of the Company's principal executive office is 1565 First Avenue N.W., New Brighton, Minnesota 55112. This Proxy Statement and the related Proxy and Notice of Special Meeting is first being mailed to Sparta shareholders on or about June 4, 1999.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder of record giving a Proxy may revoke it at any time prior to its use at the Special Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Special Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Special Meeting.

         The presence at the Special Meeting in person or by proxy of the holders of a majority of the outstanding shares of Sparta's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Special Meeting. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Special Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed to be represented at the Special Meeting for purposes of calculating the vote required for approval of such proposal.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed May 28, 1999, as the record date (the "Record Date") for determining shareholders entitled to vote at the Special Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Special Meeting. At the close of business on the Record Date, 10,191,416 shares of Sparta's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of voting capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Special Meeting.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of May 28, 1999, by each person known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock:

   Name and Address of                 Number of Shares               Percent
      Shareholder                    Beneficially Owned(1)         of Class(2)
   -------------------               ---------------------         -----------
Cenex Harvest States Cooperatives         1,515,150(3)               12.9%
5500 Cenex Drive
Inver Grove Heights, MN 55077

Carmen S. Abril Lopez                       754,480                   7.4%
901 West Culver
Phoenix, AZ 85007

Donald R. Brattain                          662,000                   6.5%
601 Lakeshore Parkway
Minnetonka, MN 55305
---------------------

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of May 28, 1999, or within 60 days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Such shares are not outstanding but may be issued upon conversion of convertible Preferred Stock.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of May 28, 1999, by each executive officer of the Company named in the Summary Compensation Table, by each director and by all directors and current executive officers (including the named individuals) as a group:

     Name and Address of                  Number of Shares            Percent
 Shareholder or Identity of Group       Beneficially Owned(1)       of Class(2)
 --------------------------------       ---------------------       -----------
Larry P. Arnold                             376,000(3)                  3.7%
3376 Breconwood Circle
Wayzata, MN 55391

Joel P. Bachul                              359,000(4)                  3.4%
1565 First Ave. N.W.
New Brighton, MN 55112

Michael J. Kozlak                           273,000(5)                  2.7%
5049 Green Farms Road
Edina, MN 55436

Thomas C. House                             192,500(6)                  1.9%
1565 First Avenue N.W.
New Brighton, MN 55112

A. Merrill Ayers                            173,500(7)                  1.7%
1565 First Ave. N.W.
New Brighton, MN 55112

Edward K. Jorgensen                          58,000(3)                    *
5N175 Deerpath Way
St. Charles, IL 60175

John D. Johnson (8)                           8,000(9)                    *
1667 N. Snelling
St. Paul, MN 55164

Thomas F. Baker                               3,000(10)                   *
1573 Lone Oak Road
Eagan, MN 55121

William J. Benzick                            3,000(10)                   *
4137 Brigadoon Drive
Shoreview, MN 55126

Current Officers and Directors as a       1,292,750(11)                12.1%
group (10 persons)
---------------------
* Less than 1%.

(1)      See footnote (1) to preceding table.

(2)      See footnote (2) to preceding table.

(3) Includes 18,000 shares which may be purchased upon exercise of options which are exercisable as of May 28, 1999 or within 60 days of such date.

(4) Includes 225,000 shares which may be purchased upon exercise of options which are exercisable as of May 28, 1999 or within 60 days of such date.

(5) Includes 23,000 shares which may be purchased upon exercise of options which are exercisable as of May 28, 1999 or within 60 days of such date.

(6) Includes 132,500 shares which may be purchased upon exercise of options which are exercisable as of May 28, 1999 or within 60 days of such date.

(7) Includes 147,500 shares which may be purchased upon exercise of options which are exercisable as of May 28, 1999 or within 60 days of such date.

(8) Mr. Johnson is an executive officer of Cenex Harvest States Cooperatives, which is a shareholder of the Company's preferred stock.

(9) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of May 28, 1999 or within 60 days of such date.

(10) Such shares are not outstanding but will become purchasable within 60 days of May 28, 1999 if the increase in shares for the Stock Option Plan is approved by the shareholders.

(11) Includes 451,750 shares which may be purchased upon exercise of options which are exercisable as of May 28, 1999 or within 60 days of such date.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         Set forth in the table below is the compensation paid by the Company during each of the last three fiscal years to the Company's Chief Executive Officer and each other executive officer whose total salary and bonus for fiscal 1998 exceeded $100,000.



                                                                                                       Long-Term
                                                                       Annual Compensation            Compensation
                                                           -------------------------------------      ------------
                                                                                                         Awards
                                                                                                         ------
                                                                                                       Securities
                                                                                     Other Annual      Underlying
Name and Principal Position                      Year    Salary ($)     Bonus ($)    Compensation     Options (#)
---------------------------                      ----    ----------     ---------    ------------     -----------
Joel P. Bachul                                   1998      155,000       51,500          None            50,000
President and Chief Executive Officer            1997      139,231       31,250          None           100,000
                                                 1996      114,634       20,000          None            50,000

A. Merrill Ayers                                 1998      130,000       35,000          None            35,000
Senior Vice President and Chief Financial        1997      114,231       25,000          None            75,000
Officer                                          1996      93,750        20,000          None            35,000


Thomas C. House                                  1998      110,000       30,000          None            35,000
Former Vice President of Corporate Planning      1997       96,038       21,250          None            75,000
                                                 1996       80,833       10,000          None            35,000


         No other current executive officer of the Company received a salary and bonus from the Company in excess of $100,000 during the last fiscal year.

Change in Control Arrangements

         The Company has entered into Salary Continuation Agreements with Joel
P. Bachul, President and Chief Executive Officer, A. Merrill Ayers, Chief Financial Officer and Craig S. Cram, Executive Vice President of Sales and Operations. Such Agreements provide that in the event that the officer's employment is terminated without cause or the officer terminates his employment with the Company for any reason following a sale or merger of the Company, such officer will be entitled to receive severance payments for 24 months equal to his base compensation at the time of termination. The Agreements also provide that any outstanding stock option held by such officers will vest immediately prior to the effective date of a change of control. The Company has a similar agreement with Thomas C. House, former Vice President of Operations, which terminates on September 30, 1999.

Option/SAR Grants During 1998 Fiscal Year

         The following table sets forth the options that have been granted to the executive officers listed in the Summary Compensation Table during the Company's last fiscal year ended September 30, 1998.



                                       Number of            Percent of
                                      Securities          Total Options/
                                      Underlying          SARs Granted to        Exercise or
                                     Options/SARs          Employees in          Base Price          Expiration
              Name                    Granted (#)           Fiscal Year          ($/Share)              Date
              ----                    -----------           -----------          ---------              ----
Joel P. Bachul                         50,000(1)               21.7%               $1.5625            11/10/02

A. Merrill Ayers                       35,000(1)               15.2%               $1.5625            11/10/02

Thomas C. House                        35,000(1)               15.2%               $1.5625            11/10/02


(1) Such option is exercisable as to 25% of the total number of shares per year for four years beginning November 10, 1998.

Option/SAR Exercises During Fiscal 1998
and Fiscal Year-End Option/SAR Values

         The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock during the year ended September 30, 1998, by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised stock options held by such officers.


                                                                                       Value of Unexercised In-
                         Number of Shares     Value       Number of Unexercised          the-Money Options at
                           Acquired on       Realized   Options at Fiscal Year End        Fiscal Year End ($)
       Name                 Exercise           ($)      (exercisable/unexercisable)   (exercisable/unexercisable)(1)
       ----                 --------           ---      ---------------------------   ------------------------------
Joel P. Bachul                 None             0         143,750       181,250         31,641          10,547

A. Merrill Ayers               None             0          92,500       127,500         21,094           7,031

Thomas C. House                None             0          83,750       121,250         21,094           7,031


(1) Based on a fiscal year-end of September 30, 1998 and a Common Stock price of $1.0625 per share, which is the last sale price of the Company's Common Stock on September 30, 1998. The value of in-the-money options is calculated as the difference between the fair market value of the Common Stock underlying the options and the exercise price of the options at fiscal year end. Exercisable options refer to those options that are exercisable as of September 30, 1998, while unexercisable options refer to those options that are not exercisable as of September 30, 1998, but which will become exercisable at various times in the future.

Compensation of Directors

         General Policy. Each director who is not an employee of the Company receives $500 for each Board meeting attended. Directors may be reimbursed for expenses incurred in attending meetings of the Board of Directors.

         Stock Options. Under the Company's Amended and Restated Stock Option Plan, each person who becomes a nonemployee director of the Company is automatically granted a nonqualified option exercisable for 15,000 shares of Common Stock, and each nonemployee director who is reelected to the Board of Directors will thereafter receive a nonqualified option for 2,000 shares. On February 26, 1998, the date of the 1998 annual meeting of shareholders, Messrs. Arnold, Jorgensen and Kozlak each received an option to purchase 2,000 shares at an exercise price of $1.4375, which was the fair market value of the Company's Common Stock on such date, and Mr. Johnson was granted an option to purchase 15,000 shares at an exercise price of $1.4375 upon his election to the Board on February 26, 1998. On February 25, 1999, the date of the 1999 Annual Meeting, Messrs. Arnold, Johnson, Jorgensen and Kozlak each received an option to purchase 2,000 shares at an option price of $1.40625, the fair market value of the Company's stock on such date. Messrs. Thomas F. Baker and William J. Benzick, who were elected to the Board in May 1999, will receive their 15,000 share options if shareholders approve the requested increase in the number of shares reserved for the Plan.

              INCREASE IN SHARES RESERVED UNDER SPARTA FOODS, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN

Proposal to Increase Shares

         The Board of Directors has, subject to shareholder approval, increased by 500,000 the number of shares reserved for issuance under the Company's Amended and Restated Stock Option Plan (the "Plan"). There were initially 400,000 shares reserved for issuance under the Plan, which number was increased to 1,300,000 by the shareholders at the 1996 and 1997 annual meetings. There have been 88,284 shares issued under the Plan and 1,282,250 shares are subject to currently outstanding options. In order to provide sufficient shares for grants to employees, directors and others, shareholders are being asked to approve the reservation of 500,000 additional shares under the Plan.

Description of Plan

         A general description of the Plan, as amended and restated, is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and other employees upon whose efforts the success of the Company will depend to a large degree.

         Term. The term of the Plan expires December 16, 2000, ten years from the date the Plan was adopted by the Board of Directors; provided, however, the Board may terminate the Plan earlier in the event of a sale by the Company of substantially all of its assets or in the event of a merger, exchange or liquidation of the Company.

         Administration. The Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or of any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All employees, officers and directors of and consultants and advisors to the Company or of any subsidiary are eligible to receive nonqualified stock options. As of May 28, 1999, the Company had approximately 155 employees, including four officers, and six outside directors.

         Options. When an option is granted under the Plan, the Committee, at its discretion, specifies the option price, the type of option (either "incentive" or nonqualified) to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the Plan, and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option may not be less than 100% of the fair market value on the date of grant. The closing market price of the Company's Common Stock was $1.1875 on May 28, 1999. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages or otherwise is set by the Committee, but in no event may an incentive stock option be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the Plan. Each option granted under the Plan is nontransferable during the lifetime of the optionee.

         Generally, under the form of option agreement which the Committee uses for options granted under the Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death, whichever is earlier. The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Under the Plan, each director of the Company who is not serving as a full-time officer or employee of the Company (an "Outside Director") will automatically be granted a nonqualified option (the "Initial Option") exercisable for 15,000 shares of Common Stock upon the date of his or her initial election as a director and each Outside Director will be granted a nonqualified option for 2,000 shares (the "Subsequent Option") upon each re-election to the Board; provided, that no Subsequent Option will be granted to any director who received an Initial Option during the preceding 12 months. Each such option will be exercisable for a period of five years, unless earlier terminated in accordance with the Plan, at an exercise price per share equal to 100% of the fair market value of the Common Stock on the date of grant. Each Initial Option will be exercisable to the extent of 3,000 shares on the date of grant and to the extent of an additional 3,000 shares on each of the first, second, third and fourth anniversaries of the date of grant.
Subsequent Options will be exercisable immediately on the date of grant.

         Amendment. The Board of Directors may form time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code, or be amended in any manner that will: (i) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the Plan.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. The Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

Federal Income Tax Consequences of the Plan

         Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as a capital gain or loss. The Company will receive an income tax deduction, in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Section 422 of the Internal Revenue Code. Under Section 422, an optionee realizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon exercise of an incentive stock option for a period of two years from the granting of the option and one year after receipt of the shares.

         Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                                                               Total Number of
         Name and Position/Group                            Options Received (1)

         Joel P. Bachul, President and Chief
             Executive Officer                                       400,000
         A. Merrill Ayers, Chief Financial Officer                   272,500
         Thomas C. House, Former Vice President
             of Corporate Planning                                   256,667
         Current Executive Officer Group                             772,500 (2)
         Current Non-executive Officer Director Group                112,000 (3)
         Current Non-executive Officer Employee Group                185,666
         -------------

         (1) This table reflects the total stock options granted to date without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Stock Option and Compensation Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic option grants to nonemployee directors as described above.

         (2) Does not include an option for 25,000 shares granted to an executive officer outside the Plan.

         (3) Includes 15,000 share options which will be granted to Messrs. Baker and Benzick if the share increase is approved by the shareholders.

         Vote Required. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE INCREASE IN THE NUMBER OF SHARES RESERVED FOR THE AMENDED AND RESTATED STOCK OPTION PLAN. Approval of the increase requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 Annual Meeting must be received by the Company at its offices by September 22, 1999, to be considered for inclusion in the Company's proxy statement and related proxy for the 2000 Annual Meeting. Shareholder proposals intended to be presented at the 2000 Annual Meeting but not included in the Company's proxy statement and proxy will be considered untimely if received by the Company after December 6, 1999.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                               SPARTA FOODS, INC.


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby appoints JOEL P. BACHUL and A. MERRILL AYERS, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Sparta Foods, Inc. registered in the name of the undersigned, at the Special Meeting of the Shareholders to be held on Friday, July 9, 1999, at 3:30 p.m., Central Daylight Time, at the office of Fredrikson & Byron, P.A., Suite 1300 International Centre, 900 Second Avenue South, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals:

(1) APPROVE 500,000 SHARE INCREASE IN NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER STOCK OPTION PLAN.

         [    ]   FOR             [    ]  AGAINST            [    ] ABSTAIN

(2) OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such others business as may properly come before the Meeting or any adjournment or postponement, including a proposal to adjourn or postpone the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL (1).



Date ___________________, 1999.          ____________________________________


                                         ____________________________________
                                         PLEASE DATE AND SIGN ABOVE exactly
                                         as name appears at the left,
                                         indicating, where appropriate,
                                         official position or representative
                                         capacity. If stock is held in joint
                                         tenancy, each joint owner should sign.

                               SPARTA FOODS, INC.

                   AMENDED AND RESTATED STOCK OPTION PLAN
                       (As Amended Through June 4, 1999)

                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

                  (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to
         Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

                  (d) "Common Stock" shall mean common stock of the Company, par value $0.01 per share.

                  (e) The "Company" shall mean Sparta Foods, Inc., a Minnesota corporation.

                  (f) "Fair Market Value" of the Common Stock as of any applicable date shall mean: (i) if such stock is reported in the national market system or is listed upon an established exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the preceding day on which there was a sale of stock;

         (ii) if such stock is not so reported in the national market system or listed upon an exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

                  (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Option Agreement" shall mean a written stock option agreement evidencing an option granted under the Plan.

                  (i) "Option Stock" shall mean Common Stock of the Company, $0.01 par value (subject to adjustment as described in Section 13), reserved for options pursuant to this Plan.

                  (j) "Outside Director" shall mean a member of the Board who is not an employee of the Company or any of its Affiliates.

                  (k) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

                  (l) The "Plan" means the Sparta Foods, Inc. Amended and Restated Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

                  (m) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of "non-qualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the Amendment Date. In no event shall any stock options granted on or after the Amendment Date be exercisable prior to the date the Plan is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months after the Amendment Date, any stock options previously granted shall be revoked.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan is effective as of January 11, 1996, the date of its adoption by the Board subject to approval by the shareholders of the Company.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Committee if one is in existence or if not, by the Board. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from optionee to optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's or the Committee's interpretation of the Plan and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS

         The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; provided, further, that Outside Directors shall only be eligible to receive nonqualified stock options pursuant to Section 11; and provided, further, no director, other than an Outside Director or a director that is also an employee of the Company, shall be eligible to be granted a stock option under the Plan. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. Except with respect to nonqualified stock options granted to Outside Directors pursuant to Section 11, the Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. One Million Eight Hundred Thousand (1,800,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in

Section 3 of the Plan. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the optionee and may exercise such discretion any time prior to the termination of the option granted to the optionee or upon any exercise of the option by the optionee.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each inactive stock option granted under this Plan and each related Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                  (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. To the extent required to qualify the option as an incentive stock option under Section 422 of the Internal

         Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten
         (10) years after the date on which it is granted; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from optionee to optionee; provided, however, that each nonqualified option granted under this Section 10 and each related Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee grants the option.

                  (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the optionee all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related taxes attributable to the optionee's exercise of a nonqualified stock option. In the event the optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such federal, state and local withholding and employment-related taxes, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value as of the date the amount of tax to be withheld is determined under applicable tax law. The optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                  (d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.

                                   SECTION 11

                NONQUALIFIED STOCK OPTIONS FOR OUTSIDE DIRECTORS

                  (a) Grant of Nonqualified Stock Options. All grants of nonqualified stock options to Outside Directors under this Section 11 shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each nonqualified stock option issued to an Outside Director shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                                    (1) Automatic Grants. No person shall have
                  any discretion to select the Outside Directors that shall be eligible for nonqualified stock options or to determine the number of shares of Common Stock to be subject to such options, the option price per share or the date of grant.

                                    (2) Initial Grant. Each Outside Director who
                  becomes an Outside Director on or after May 12, 1995 shall be granted a nonqualified stock option to purchase Fifteen Thousand (15,000) shares of Common Stock.

                                    (3) Annual Grants. Each Outside Director who
                  is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholders meeting, be granted a nonqualified stock option to purchase Two Thousand (2,000) shares of Common Stock so long as such Outside Director continues to serve on the Board; provided, that an Outside Director who receives an option pursuant to paragraph (2) above shall not be entitled to receive an option pursuant to this paragraph (3) until at least twelve (12) months after the grant of an option pursuant to paragraph (2); and provided, further, that no Outside Director shall receive more than one option pursuant to this paragraph (3) in any one fiscal year.

                  (b) Option Price. The option price per share for all nonqualified stock options granted pursuant to Section 11(a) above shall be one hundred percent (100%) of the Fair Market Value of a share of Common Stock.

                  (c)      Duration and Exercise of Options.

                                            (1) Duration of Options. Except as
                           otherwise provided in this Plan, the period during which any nonqualified stock option granted to Outside Directors under this Section 11 may be exercised shall be ten (10) years after the date that the option is granted.

                                            (2) Exercisability of Nonqualified
                           Stock Options.

                                                     a. In no event shall any
                                    nonqualified stock options granted to
                                    Outside Directors be exercisable prior to the date that this Section 11 is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months after the Amendment Date, any nonqualified stock options previously granted to Outside Directors shall be revoked.

                                                     b. All nonqualified stock
                                    options granted to Outside Directors
                                    pursuant to Section 11(a)(2) shall be
                                    exercisable to the extent of 3,000 shares immediately and to the extent of an additional 3,000 shares on each of the first, second, third and fourth anniversaries of the date of grant, subject to the provisions of Section 11(c)(2)(a). If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such nonqualified stock option as specified in Section 11(c)(1) above.

                                                     c. All nonqualified stock
                                    options granted to Outside Directors
                                    pursuant to Section 11(a)(3) shall be
                                    immediately exercisable subject to the
                                    provisions of Section 11(c)(2)(a).

                           (d) Payment of Option Price. Upon the exercise of any
                  nonqualified stock option granted to an Outside Director pursuant to this Section 11, the purchase price for such shares of Common Stock subject to such option shall be paid in cash or certified check, by the transfer from the Outside Director to the Company of previously acquired shares of Common Stock, or any combination thereof. Any Common Stock so transferred shall be valued at its fair market value. For purposes of this Section 11(d), "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Outside Director at the time of exercise.

                           (e) Compliance with Rule 16b-3. All nonqualified
                  stock options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3, or its successor, of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

                           (f) Termination of Status as a Director. In the event
                  that an Outside Director's membership on the Board terminates, the following provisions shall apply:

                                            (1) If the Outside Director's
                           membership on the Board terminates for any reason other than the Outside Director's death or disability, the Outside Director shall be entitled to exercise any nonqualified stock options granted to such Outside Director pursuant to this Section 11 which were exercisable at the time of such termination, until the earlier of (i) the close of business on the 90th day after such termination, and
                           (ii) the expiration of the option as provided in
                           Section 11(c)(1) above. To the extent that the Outside Director does not exercise such option within the period specified in this Section 11(g)(1), all rights of the Outside Director under such option shall be forfeited.

                                            (2) If the Outside Director dies or
                           becomes disabled (i) while a member of the Board, or
                           (ii) within the 90 day period following the termination of the Outside Director's membership on the Board as provided in Section 11(f)(1) above, any nonqualified stock option granted to such Outside Director may be exercised by the Outside Director's estate or any person who acquired the right to exercise any nonqualified stock option granted to such Outside Director pursuant to this Section 11 by bequest or inheritance until earlier of the expiration of the option as provided in Section 11(c)(1) above or the close of business one year after the date of the Outside Director's death.


                                   SECTION 12

                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the optionee other than by will or by the laws of descent and distribution and, during the optionee's lifetime, the incentive stock option may be exercised only by the optionee. If the optionee shall attempt any transfer of any incentive stock option granted under the Plan during the optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the Option Agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction) and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 14.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to the optionee, the Board or the Committee may require the optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An optionee (or the optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the optionee without the consent of the optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code. In no event shall the Board or the Committee, either directly or indirectly, amend the provisions of Section 11 relating to nonqualified stock options that are granted to Outside Directors more frequently than once every six (6) months, unless such amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, or with the Internal Revenue Code of 1986, and the regulations thereunder.

                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the optionee in its employ for any period.